Exhibit 99.1

Supplemental Information

(Unaudited)

June 30, 2006

Corporate Office Properties Trust

Index to Supplemental Information (Unaudited)

June 30, 2006

To Members of the Investment Community:

We prepared this supplemental information package to provide you with additional detail on our properties and operations.  The information in this package is unaudited, furnished to the Securities and Exchange Commission (“SEC”) and should be read in conjunction with our quarterly and annual reports.  If you have any questions or comments, please contact Ms. Mary Ellen Fowler, Vice President, Finance and Investor Relations at (443) 285-5450 or maryellen.fowler@copt.com.  Reconciliations between GAAP and non-GAAP measurements have been provided on page 37.  Refer to our Form 8-K for definitions of certain terms used herein.

Reporting Period Highlights — Second Quarter 2006

Financial Results

•                  Reported Net Income Available to Common Shareholders of $5,463,000 or $.13 per diluted share for the second quarter of 2006 as compared to $5,466,000 or $.14 per diluted share for the comparable 2005 period.

•                  Reported FFO — diluted of $25,181,000 or $.49 per share/unit for the second quarter of 2006 as compared to $21,834,000 or $.47 per share/unit for the comparable 2005 period, representing an increase of 4.3% per share/unit.

•                  Reported AFFO — diluted of $18,946,000 for the second quarter of 2006 as compared to $16,981,000 for the comparable 2005 period, representing an increase of 11.6%.

•                  Our FFO payout ratio was 56.4% for the second quarter of 2006 as compared to 53.1% for the comparable 2005 period.  Our AFFO payout ratio was 75.0% for the second quarter of 2006 as compared to 68.2% for the comparable 2005 period.

Financing Activity and Capital Transactions

•                  On April 17, 2006, we issued 1,750,000 common shares, generating proceeds of $72.3 million after payment of the underwriters’ discount but before offering expenses, or $41.31 per share.  The proceeds were used to pay down our unsecured revolving credit facility that will later be drawn upon and primarily used as follows: (i) $28.8 million to fund the planned redemption of all of our outstanding 10.25% Series E Cumulative Redeemable Preferred Shares which occurred on July 15, 2006; and (ii) $35.6 million to fund the planned redemption of all of our outstanding 9.875% Series F Cumulative Redeemable Preferred Shares on or after October 15, 2006.  On April 24, 2006, we issued an additional 250,000 common shares to cover the over-allotment, generating proceeds of $10.3 million, after payment of the underwriters’ discount but before offering expenses.

•                  On April 27, 2006, we executed swaps for an aggregate notional amount of $50.0 million at a fixed one-month LIBOR rate of 5.232%.  The swaps commenced May 1, 2006 and expire May 1, 2009.

•                  On June 23, 2006, we closed on a $48.0 million construction loan facility, which bears interest at either, the prime rate or LIBOR plus the applicable margin, based upon a pricing grid initially priced at LIBOR plus 1.5%.  We have borrowed $14.2 million as of June 30, 2006.  This facility matures in June 2008, unless a twelve-month extension option is exercised.  This facility will fund the construction of our development properties located at 302 Sentinel Drive and 320 Sentinel Drive (known as 302 NBP and 320 NBP, respectively).

•                  As of June 30, 2006, our debt to market capitalization was 38.2% and our debt to undepreciated book value of real estate assets was 60.7%.  We achieved an EBITDA interest coverage ratio of 2.70x and an EBITDA fixed charge coverage ratio of 2.22x for this quarter.

Acquisitions

•                  On April 21, 2006, we acquired a 20-acre land parcel with approximately 300,000 developable square feet in Colorado Springs, Colorado, for $1.1 million. The parcel is adjacent to our 64-acre Patriot Park Business Park acquired in 2005.

•                  On May 18, 2006, we acquired three buildings containing 324,549 rentable square feet, located in Colorado Springs, Colorado for $43.6 million.

•                  On May 19, 2006, we acquired a 13-acre land parcel with approximately 120,000 developable square feet in Colorado Springs, Colorado, for $2.2 million.

•                  On June 8, 2006, we purchased two buildings containing 75,892 rentable square feet located in Colorado Springs, Colorado for $8.5 million.

•                  On June 29, 2006, we acquired the membership interests in an entity that owns a building with 611,379 rentable square feet including 319,330 square feet of office and 292,049 square feet of warehouse space on a 37-acre land parcel, located in the Columbia Gateway Business Park in Columbia, Maryland, for $78.0 million.  We assumed a $38.0 million loan bearing interest at a fixed rate of 5.93% per annum and maturing in May 2013.  The 37-acre land parcel contains a 5-acre site which can support future development of approximately 120,000 square feet.

•                  On June 29, 2006, we acquired the membership interests in an entity that owns a 178-acre land parcel located in the Baltimore/Washington Corridor, for $26.6 million.  We funded this acquisition with a $5.0 million borrowing under our unsecured revolving credit facility, $14.3 million in cash and issued 181,097 common units in our operating partnership valued by the parties at $7.3 million, or $40.31 per unit.  The land parcel can support up to 1.25 million rentable square feet and represents an expansion of our business park known as the National Business Park.

Development

•                  On April 4, 2006, we entered into a long-term ground sublease agreement with The UMBC Research Park Corporation on a 6-acre land parcel located in Baltimore County, Maryland, on which we plan to develop a 110,000 square foot building.

•                  During the quarter, we placed into service 93,324 square feet of the 157,396 rentable square feet at 306 Sentinel Drive (known as 306 NBP).  This building is 59.29% leased as of June 30, 2006.

•                  On June 16, 2006, we executed a long-term lease for approximately 193,000 square feet with Northrop Grumman Corporation for a multi-level office building to be built in Richmond, Virginia.  This building is under construction with anticipated occupancy in the second quarter of 2007.

•                  On June 29, 2006, we executed a ten-year lease for 145,959 square feet with Northrop Grumman Corporation at 15010 Conference Center Drive (known as WTP II), located in Chantilly, Virginia.  This building is being constructed with anticipated occupancy in the first quarter of 2007.  This building is now 100% leased.

Operations

•                  Our wholly owned portfolio was 93.61% occupied and 94.97% leased as of June 30, 2006.  Our entire portfolio was 93.25% occupied and 94.54% leased as of June 30, 2006.

•                  Our same property cash NOI for the quarter ended June 30, 2006 increased by 1.1% or $428,000 as compared to the quarter ended June 30, 2005.  The primary drivers of the increase in cash NOI for our same office portfolio as compared to second quarter of 2005 were higher rental revenues in our Northern/Central New Jersey region and improved occupancy and higher rental rates in our Baltimore/Washington Corridor region.  This increase was partially offset by a drop of $1.1 million in lease termination fees in our St. Mary’s & King George Counties region as compared to the second quarter of 2005.  Our same office portfolio consists of 120 properties and represents 72.1% of our wholly owned portfolio as of June 30, 2006.

•                  Weighted average lease term of our wholly owned portfolio is 5.0 years as of June 30, 2006, with an average contractual rental rate (including tenant reimbursements of operating costs) of $20.44 per square foot.

•                  We renewed 239,255 square feet, or 62.52%, of our expiring office leases (based upon square footage) with an average committed cost of $2.16 per square foot during the second quarter.  For our renewed space only, we realized an increase in total rent of 7.90%, as measured from the GAAP straight-line rent in effect preceding the renewal date, and in increase of 1.20% in total cash rent.  For our renewed and retenanted space of approximately 427,044 square feet, we realized an increase in total rent of 12.61%, as measured from the GAAP straight-line rent in effect preceding the renewal date, and an increase of 5.34% in total cash rent.  We incurred an average committed cost of $14.06 per square foot for our renewed and retenanted space in the second quarter.

Subsequent Events

•                  On July 3, 2006, we exercised our right to increase our borrowing capacity under our unsecured line of credit from $400.0 million to $500.0 million.  We simultaneously repaid $60.2 million on two fixed rate loans with a weighted average interest rate of 7.80%.

•                  On July 15, 2006, we redeemed all of our 1,150,000 outstanding 10.25% Series E Cumulative Redeemable Preferred Shares at a price of $25 per share or $28,750,000 and recognized a $1.8 million non-cash reduction of net income available to common shareholders related to original issuance costs. We anticipate that the write-off of these original issuance costs will reduce our earnings per share for the year ending December 31, 2006 by $(.04) and our funds from operations-diluted for that period by $(.04) per share.

•                  On July 20, 2006, we issued 3,390,000 Series J Cumulative Redeemable Preferred Shares with a $25 per share par value and an annual dividend of 7.625%, generating net proceeds of $82.1 million after payment of the underwriters’ discount but before offering expenses.  We used the proceeds from this offering to repay borrowings under our unsecured revolving credit facility.

•                  On July 26, 2006, we simultaneously sold a wholly owned property containing 101,263 rentable square feet for $15.8 million and an adjacent property containing 157,394 rentable square feet for $27.0 million in which we owned a 20% interest.  Both properties are located in our Northern/Central New Jersey market.

Forward-Looking Statements

This supplemental information contains “forward-looking” statements, as defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are based on our current expectations, estimates and projections about future events and financial trends affecting us.  Forward-looking statements can be identified by the use of words such as “may”, “will”, “should”, “expect”, “estimate” or other comparable terminology.  Forward-looking statements are inherently subject to risks and uncertainties, many of which we cannot predict with accuracy and some of which we might not even anticipate.  Accordingly, we can give no assurance that these expectations, estimates and projections will be achieved.  Future events and actual results may differ materially from those discussed in the forward-looking statements.

Important factors that may affect these expectations, estimates, and projections include, but are not limited to:

•                  our ability to borrow on favorable terms;

•                  general economic and business conditions, which will, among other things, affect office property demand and rents, tenant creditworthiness, interest rates and financing availability;

•                  adverse changes in the real estate markets including, among other things, increased competition with other companies;

•                  risk of real estate acquisition and development, including, among other things, risks that development projects may not be completed on schedule, that tenants may not take occupancy or pay rent or that development or operating costs may be greater than anticipated;

•                  risks of investing through joint venture structures, including risks that our joint venture partners may not fulfill their financial obligations as investors or may take actions that are inconsistent with our objectives;

•                  our ability to satisfy and operate effectively under federal income tax rules relating to real estate investment trusts and partnerships;

•                  governmental actions and initiatives; and

•                  environmental requirements.

We undertake no obligation to update or supplement any forward-looking statements.  For further information, please refer to our filings with the Securities and Exchange Commission, particularly the section entitled “Risk Factors” in Item 1 of our Annual Report on Form 10-K for the year ended December 31, 2005.

Quarterly Selected Financial Summary Data

(Dollars in thousands)

	2006		2005
	June 30	March 31	December 31	September 30	June 30

Revenues from Real Estate Operations	$72,611	$71,227	$65,642	$61,682	$59,012

Total Revenues	86,751	87,536	79,531	91,466	77,476

Combined Net Operating Income	50,677	50,113	46,937	44,338	43,133

EBITDA	47,613	49,302	43,386	45,918	40,463

Net Income	9,116	9,937	10,282	10,589	9,120
Preferred Share dividends	(3,653)	(3,654)	(3,654)	(3,654)	(3,654)

Net Income Available to Common Shareholders	$5,463	$6,283	$6,628	$6,935	$5,466

Earnings per diluted share	$0.13	$0.15	$0.16	$0.18	$0.14

Funds From Operations (FFO) — Diluted	$25,181	$24,350	$23,804	$22,126	$21,834
FFO per diluted share	$0.49	$0.49	$0.48	$0.47	$0.47

Adjusted FFO - Diluted	$18,946	$18,865	$15,892	$15,891	$16,981

Payout Ratios:

Earnings Payout	217.0%	179.2%	167.0%	158.1%	171.6%

FFO - Diluted	56.4%	56.0%	57.0%	60.6%	53.1%

AFFO - Diluted	75.0%	72.3%	85.3%	84.4%	68.2%

Total Dividends/Distributions	$18,028	$17,453	$17,274	$17,236	$15,405

Note:  The above presentation does not separately report discontinued operations.

Quarterly Consolidated Balance Sheets

(Dollars in thousands except per share data)

	2006		2005
	June 30	March 31	December 31	September 30	June 30
Assets
Investment in real estate:
Land - operational	$337,866	$314,550	$314,720	$268,583	$274,531
Land - development	158,096	126,738	117,434	127,085	108,320
Construction in progress	152,099	140,607	138,183	147,184	138,337
Buildings and improvements	1,613,341	1,501,426	1,491,253	1,315,611	1,333,168
Investment in and advances to unconsolidated real estate joint ventures	1,509	1,439	1,451	1,447	1,233
Less: accumulated depreciation	(197,395)	(183,920)	(174,935)	(163,381)	(165,058)
Net investment in real estate	2,065,516	1,900,840	1,888,106	1,696,529	1,690,531

Cash and cash equivalents	5,748	20,169	10,784	17,348	21,486
Restricted cash	21,073	23,793	21,476	15,083	15,982
Accounts receivable, net	15,446	16,729	15,606	12,298	13,613
Investment in and advances to other unconsolidated entities	1,621	1,621	1,621	1,621	1,621
Deferred rent receivable	36,638	34,247	32,579	30,222	29,291
Deferred charges, net	34,802	33,731	35,046	31,420	28,662
Intangible assets on real estate acquisitions, net	100,132	85,699	90,984	67,686	66,354
Prepaid and other assets	21,422	21,722	29,255	25,465	19,501
Fair value of derivatives	833	110	—	—	—
Furniture, fixtures and equipment, net	5,887	4,214	4,302	4,024	3,407
Total assets	$2,309,118	$2,142,875	$2,129,759	$1,901,696	$1,890,448

Liabilities and shareholders’ equity
Liabilities:
Mortgage and other loans payable	$1,433,718	$1,360,638	$1,348,351	$1,124,299	$1,177,779
Accounts payable and accrued expenses	46,040	42,792	41,693	38,795	53,984
Rents received in advance and security deposits	18,124	16,394	14,774	14,191	13,421
Deferred revenue associated with acquired operating leases	13,906	11,721	12,707	8,045	8,092
Distributions in excess of investment in unconsolidated real estate joint venture	3,067	3,010	3,081	2,519	—
Dividends and distributions payable	17,450	16,878	16,703	16,665	14,834
Fair value of derivatives	—	—	—	1,516	4,188
Other liabilities	5,135	5,314	4,727	4,619	4,024
Total liabilities	1,537,440	1,456,747	1,442,036	1,210,649	1,276,322

Minority interests:
Preferred units in the Operating Partnership	8,800	8,800	8,800	8,800	8,800
Common units in the Operating Partnership	105,452	92,903	95,014	98,433	87,439
Other consolidated real estate joint ventures	1,778	1,190	1,396	1,297	861
Total minority interests	116,030	102,893	105,210	108,530	97,100

Commitments and contingencies	—	—	—	—	—

Shareholders’ equity:
Preferred Shares ($0.01 par value; 15,000,000 authorized)	67	67	67	67	67
Common Shares of beneficial interest ($0.01 par value; 75,000,000 authorized, 42,373,505 shares issued as of June 30, 2006)	421	400	399	396	372
Additional paid-in capital	733,996	655,818	657,339	654,024	586,567
Cumulative distributions in excess of net income	(79,062)	(72,670)	(67,697)	(63,256)	(59,226)
Value of unearned restricted common share grants	—	—	(7,113)	(7,318)	(7,396)
Accumulated other comprehensive loss	226	(380)	(482)	(1,396)	(3,358)
Total shareholders’ equity	655,648	583,235	582,513	582,517	517,026
Total shareholders’ equity and minority interests	771,678	686,128	687,723	691,047	614,126
Total liabilities and shareholders’ equity	$2,309,118	$2,142,875	$2,129,759	$1,901,696	$1,890,448

Quarterly Consolidated Statements of Operations

(Dollars and units in thousands)

	2006		2005
	June 30	March 31	December 31	September 30	June 30
Revenues
Rental revenue	$63,308	$62,226	$56,789	$53,746	$52,483
Tenant recoveries and other real estate operations revenue	9,303	9,001	8,853	7,936	6,529
Construction contract revenues	12,156	14,544	12,708	28,476	17,445
Other service operations revenues	1,984	1,765	1,181	1,308	1,019
Total Revenues	86,751	87,536	79,531	91,466	77,476

Expenses
Property operating	22,240	21,704	19,573	18,496	17,139
Depreciation and amortization associated with real estate operations	18,603	19,171	15,237	17,651	14,713
Construction contract expenses	11,643	14,026	12,341	28,074	17,223
Other service operations expenses	1,818	1,678	1,254	1,252	955
General and administrative expenses	3,706	3,963	3,773	3,318	3,166
Total Operating Expenses	58,010	60,542	52,178	68,791	53,196

Operating Income	28,741	26,994	27,353	22,675	24,280
Interest expense	(17,536)	(17,481)	(15,025)	(14,027)	(13,391)
Amortization of deferred financing costs	(609)	(559)	(732)	(642)	(471)

Income from continuing operations before equity in loss of unconsolidated entities, income taxes and minority interests	10,596	8,954	11,596	8,006	10,418
Equity in loss of unconsolidated entities	(32)	(23)	(88)	—	—
Income tax (expense) benefit	(206)	(215)	265	(263)	(213)
Income from continuing operations before minority interests	10,358	8,716	11,773	7,743	10,205
Minority interest in income from continuing operations
Common units in the Operating Partnership	(1,153)	(900)	(1,489)	(789)	(1,256)
Preferred units in the Operating Partnership	(165)	(165)	(165)	(165)	(165)
Other consolidated entities	25	33	27	19	15
Income from continuing operations	9,065	7,684	10,146	6,808	8,799
Income from discontinued operations, net of minority interests	26	2,143	115	3,722	152
Income before gain on sales of real estate	9,091	9,827	10,261	10,530	8,951
Gain on sales of real estate	25	110	21	59	169
Net Income	9,116	9,937	10,282	10,589	9,120
Preferred share dividends	(3,653)	(3,654)	(3,654)	(3,654)	(3,654)
Net Income Available to Common Shareholders	$5,463	$6,283	$6,628	$6,935	$5,466

For EPS Computations:

Numerator for Dilutive EPS	$5,463	$6,283	$6,628	$6,935	$5,466

Denominator:
Weighted Average Common Shares - Basic	41,510	39,668	39,297	36,913	36,692
Dilutive options	1,550	1,658	1,678	1,667	1,528
Dilutive restricted shares	152	184	—	—	—
Weighted Average Common Shares - Diluted	43,212	41,510	40,975	38,580	38,220

Earnings per diluted share	$0.13	$0.15	$0.16	$0.18	$0.14

Quarterly Consolidated Reconciliations of Funds From Operations (FFO), Adjusted Funds From
Operations (AFFO) and Earnings per diluted share, as adjusted
(Dollars in thousands)

	2006		2005
	June 30	March 31	December 31	September 30	June 30

Net Income	$9,116	$9,937	$10,282	$10,589	$9,120
Combined real estate related depreciation and other amortization	18,490	19,068	15,410	17,848	15,087
Depreciation and amortization of unconsolidated real estate entities	109	94	182	—	—
Depreciation and amortization allocable to minority interests in other consol. entities	(44)	(42)	(29)	(23)	(30)
Loss/(gain) on sales of real estate properties, excluding development	6	(2,459)	(14)	(4,360)	(24)
Funds From Operations (FFO)	27,677	26,598	25,831	24,054	24,153

Minority interest - common units, gross	1,157	1,406	1,520	1,726	1,335
Preferred share dividends	(3,653)	(3,654)	(3,654)	(3,654)	(3,654)
Funds From Operations (FFO) — Basic	25,181	24,350	23,697	22,126	21,834

Restricted share dividends	—	—	107	—	—
Funds From Operations (FFO) — Diluted	$25,181	$24,350	$23,804	$22,126	$21,834

Straight line rent adjustments	(2,315)	(2,122)	(2,292)	(1,519)	(1,369)
Amortization of deferred market rental revenue	(495)	(555)	(394)	229	(191)
Recurring capital expenditures	(3,425)	(2,808)	(5,226)	(4,945)	(3,293)
Adjusted Funds from Operations - Diluted	$18,946	$18,865	$15,892	$15,891	$16,981

Preferred dividends - redeemable non-convertible	3,653	3,654	3,654	3,653	3,654
Preferred distributions	165	165	165	165	165
Common distributions	2,357	2,374	2,386	2,452	2,205
Common dividends	11,853	11,260	11,069	10,966	9,381
Total Dividends/Distributions	$18,028	$17,453	$17,274	$17,236	$15,405

Denominator for earnings per share - Diluted	43,212	41,510	40,975	38,580	38,220
Restricted shares	—	—	224	—	—
Common units	8,465	8,520	8,688	8,758	8,676
Denominator for funds from operations per share - Diluted	51,677	50,030	49,887	47,338	46,896

Quarterly Consolidated Reconciliations of Earnings Before Interest, Income Taxes, Depreciation and Amortization (EBITDA),
Combined Net Operating Income (NOI), Discontinued Operations and Gain on Sales of Real Estate
(Dollars in thousands)

	2006		2005
	June 30	March 31	December 31	September 30	June 30
Net Income	$9,116	$9,937	$10,282	$10,589	$9,120
Combined interest expense	17,636	17,715	15,374	14,496	13,916
Amortization of deferred financing costs	609	559	732	641	471
Income tax (expense) benefit , gross	206	215	(265)	294	213
Depreciation of furniture, fixtures and equipment	259	270	195	178	171
Combined real estate related depreciation and other amortization	18,490	19,068	15,410	17,848	15,087
Minority interest - preferred units	165	165	165	165	165
Minority interest - other consolidated entities	(25)	(33)	(27)	(19)	(15)
Minority interest - common units, gross	1,157	1,406	1,520	1,726	1,335
Earnings Before Interest, Income Taxes, Depreciation and Amortization (EBITDA)	$47,613	$49,302	$43,386	$45,918	$40,463
Addback:
General and administrative	3,706	3,963	3,773	3,318	3,166
(Income) from service operations	(679)	(605)	(294)	(458)	(286)
Loss/(gain) on sales of depreciated real estate properties	6	(2,459)	(14)	(4,360)	(24)
Merchant sales and real estate services	—	(111)	(2)	(80)	(186)
Equity in loss of unconsolidated entities	31	23	88	—	—
Combined Net Operating Income (NOI)	$50,677	$50,113	$46,937	$44,338	$43,133

Discontinued Operations:
Revenues from real estate operations	$467	$953	$1,381	$1,986	$2,029
Property operating expenses	(156)	(364)	(512)	(832)	(769)
Depreciation and amortization	(146)	(168)	(368)	(376)	(545)
Interest	(101)	(233)	(349)	(470)	(525)
(Loss)/gain on sales of real estate	(32)	2,435	(11)	4,335	—
Income from discontinued operations	32	2,623	141	4,643	190
Minority interests in discontinued operations	(6)	(480)	(27)	(921)	(38)
Income from discontinued operations, net of minority interests	$26	$2,143	$114	$3,722	$152

Gain on sales of real estate, net, per statement of operations	$25	$110	$21	$59	$169
Add income taxes and minority interest	—	25	6	46	41
(Loss)/gain on sales of real estate from discontinued operations	(32)	2,435	(11)	4,335	—
Combined (loss)/gain on sales of real estate	(7)	2,570	16	4,440	210
Merchant sales and real estate services	1	(111)	(2)	(80)	(186)
(Loss)/gain on sales of depreciated real estate properties	$(6)	$2,459	$14	$4,360	$24

Quarterly Equity Analysis
(Amounts in thousands except per share data, share prices and ratios)

	2006		2005
	June 30	March 31	December 31	September 30	June 30
Common Equity - End of Quarter
Common Shares	42,374	40,244	39,927	39,558	37,191
Common Units	8,595	8,480	8,523	8,765	8,675
Total	50,969	48,724	48,450	48,323	45,866
End of Quarter Common Share Price	$42.08	$45.74	$35.54	$34.95	$29.45
Market Value of Common Shares/Units	$2,144,776	$2,228,636	$1,721,913	$1,688,889	$1,350,754
Common Shares Trading Volume
Average Daily Volume (Shares)	284	189	172	164	145
Average Daily Volume (Dollars in thousands)	$11,606.66	$7,838.86	$6,026.90	$5,391.59	$4,031.40
As a Percentage of Weighted Average Common Shares	0.7%	0.5%	0.4%	0.4%	0.4%
Common Share Price Range
Quarterly High	$45.74	$46.12	$37.15	$35.68	$29.78
Quarterly Low	$37.32	$34.91	$32.50	$29.27	$25.39
Quarterly Average	$40.83	$41.41	$35.13	$32.98	$27.71
Convertible Preferred Equity - End of Quarter
Convertible Series I Preferred Units Outstanding	352	352	352	352	352
Conversion Ratio	0.5000	0.5000	0.5000	0.5000	0.5000
Common Shares Issued Assuming Conversion	176	176	176	176	176
Nonconvertible Preferred Equity - End of Quarter
Redeemable Series E Shares Outstanding (1)	1,150	1,150	1,150	1,150	1,150
Redeemable Series F Shares Outstanding	1,425	1,425	1,425	1,425	1,425
Redeemable Series G Shares Outstanding	2,200	2,200	2,200	2,200	2,200
Redeemable Series H Shares Outstanding	2,000	2,000	2,000	2,000	2,000
Total Nonconvertible Preferred Equity	6,775	6,775	6,775	6,775	6,775
Total Convertible Preferred Equity	352	352	352	352	352
Total Preferred Equity	7,127	7,127	7,127	7,127	7,127
Preferred Share Recorded Book Value	$25.00	$25.00	$25.00	$25.00	$25.00
Recorded Book Value of Preferred Equity	$178,175	$178,175	$178,175	$178,175	$178,175
Weighted Average Shares:
Common Shares Outstanding	41,510	39,668	39,297	36,913	36,692
Restricted shares	152	184	224	—	—
Dilutive options	1,550	1,658	1,678	1,667	1,528
Common Units	8,465	8,520	8,688	8,758	8,676
Denominator for funds from operations per share - diluted	51,677	50,030	49,887	47,338	46,896
Capitalization
Recorded Book Value of Preferred Shares	$178,175	$178,175	$178,175	$178,175	$178,175
Market Value of Common Shares/Units	2,144,776	2,228,636	1,721,913	1,688,889	1,350,754
Total Equity Market Capitalization	$2,322,951	$2,406,811	$1,900,088	$1,867,064	$1,528,929
Total Debt	$1,433,718	$1,360,638	$1,348,351	$1,124,299	$1,177,779
Total Market Capitalization	$3,756,669	$3,767,449	$3,248,439	$2,991,363	$2,706,708
Debt to Total Market Capitalization	38.2%	36.1%	41.5%	37.6%	43.5%
Debt to Total Assets	62.1%	63.5%	63.3%	59.1%	62.3%
Debt to Undepreciated Book Value of Real Estate Assets	60.7%	62.7%	62.6%	58.3%	61.3%

(1)             We redeemed all of the outstanding Series E Preferred Shares on July 15, 2006 for $28,750,000 or $25.00 per share par value.

Quarterly Debt Analysis
(Dollars in thousands)

	2006		2005
	June 30	March 31	December 31	September 30	June 30
Debt Outstanding
Mortgage Loans	$1,030,648	$997,410	$1,005,113	$787,684	$769,408
Construction Loans	100,070	84,228	70,238	97,615	72,371
Unsecured Revolving Credit Facility	303,000	279,000	273,000	239,000	336,000
	$1,433,718	$1,360,638	$1,348,351	$1,124,299	$1,177,779
Average Outstanding Balance
Mortgage Loans	$994,927	$998,726	$862,700	$777,209	$829,493
Construction Loans	86,257	76,799	96,793	83,608	58,167
Unsecured Revolving Credit Facility	247,678	284,171	239,537	352,022	271,201
	$1,328,862	$1,359,696	$1,199,030	$1,212,839	$1,158,861
Interest Rate Structure
Fixed	$947,848	$914,610	$922,313	$710,484	$724,369
Variable	385,870	396,028	426,038	340,415	380,010
Variable Subject to Interest Rate Protection (1) (2) (3)	100,000	50,000	—	73,400	73,400
	$1,433,718	$1,360,638	$1,348,351	$1,124,299	$1,177,779

% of Fixed Rate Loans (4)	73.09%	70.89%	68.40%	69.72%	67.74%
% of Variable Rate Loans (3)	26.91%	29.11%	31.60%	30.28%	32.26%
	100.00%	100.00%	100.00%	100.00%	100.00%
Average Contract Interest Rates
Mortgage & Construction Loans	6.30%	6.24%	6.26%	6.23%	6.17%
Unsecured Revolving Credit Facility	6.23%	5.85%	5.09%	4.83%	4.51%
Total Weighted Average	6.28%	6.13%	5.90%	5.76%	5.74%

Coverage Ratios (excluding capitalized interest) — All coverage computations include the effect of discontinued operations
Interest Coverage - Combined NOI	2.87x	2.83x	3.05x	3.06x	3.10x
Interest Coverage - EBITDA	2.70x	2.78x	2.82x	3.17x	2.91x
Debt Service Coverage - Combined NOI	2.33x	1.98x	2.45x	2.43x	2.44x
Debt Service Coverage - EBITDA	2.19x	1.95x	2.26x	2.52x	2.29x
Fixed Charge Coverage - Combined NOI	2.36x	2.33x	2.45x	2.42x	2.43x
Fixed Charge Coverage - EBITDA	2.22x	2.29x	2.26x	2.51x	2.28x

(1)             On April 7, 2005, we entered into a $73.4 million notional amount forward swap at a fixed rate of 5.0244% which commenced in July 2005.  We terminated this forward swap in October 2005 and paid $603,000.

(2)             On March 28, 2006, we entered into a $50.0 million notional amount swap at a fixed one-month LIBOR rate of 5.036%, which commenced March 28, 2006 and expires March 30, 2009.

(3)             On April 27, 2006, we entered into two notional amount swaps aggregating $50.0 million at a fixed one-month LIBOR rate of 5.232%, which commenced May 1, 2006 and expire May 1, 2009.

(4)             Includes interest rate protection agreements.

Quarterly Operating Ratios
(Dollars in thousands except per share data and ratios)

	2006		2005
	June 30	March 31	December 31	September 30	June 30
OPERATING RATIOS—All computations inclue the effect of discontinued operations
Net Income as a % of Combined Real Estate Revenues
(Net Income / Combined Real Estate Revenues)	12.47%	13.77%	15.34%	16.63%	14.94%
Combined NOI as a % of Combined Real Estate Revenues
(Combined NOI / Combined Real Estate Revenues)	69.35%	69.43%	70.03%	69.64%	70.66%
EBITDA as a % of Combined Real Estate Revenues
(EBITDA / Combined Real Estate Revenues)	65.15%	68.30%	64.73%	72.12%	66.29%
G&A as a % of Net Income
(G&A / Net Income)	40.65%	39.88%	36.70%	31.33%	34.71%
G&A as a % of Combined Real Estate Revenues
(G&A / Combined Real Estate Revenues)	5.07%	5.49%	5.63%	5.21%	5.19%
G&A as a % of EBITDA
(G&A / EBITDA)	7.78%	8.04%	8.70%	7.23%	7.82%
Recurring Capital Expenditures	$3,425	$2,808	$5,226	$4,945	$3,293
Recurring Capital Expenditures per average square foot of wholly owned properties	$0.24	$0.21	$0.41	$0.41	$0.27
Recurring Capital Expenditures as a % of NOI (Combined NOI)	6.76%	5.60%	11.13%	11.15%	7.63%

Quarterly Dividend Analysis

	2006		2005
	June 30	March 31	December 31	September 30	June 30
Common Share Dividends
Dividends per share/unit	$0.280	$0.280	$0.280	$0.280	$0.255
Increase over prior quarter	0.0%	0.0%	0.0%	9.8%	0.0%
Common Dividend Payout Ratios
Payout - Earnings	217.0%	179.2%	167.0%	158.1%	171.6%
Payout - FFO - Diluted	56.4%	56.0%	57.0%	60.6%	53.1%
Payout - AFFO - Diluted	75.0%	72.3%	85.3%	84.4%	68.2%
Dividend Coverage - FFO - Diluted	1.77x	1.79x	1.76x	1.65x	1.88x
Dividend Coverage - AFFO - Diluted	1.33x	1.38x	1.17x	1.18x	1.47x
Common Dividend Yields
Dividend Yield	2.66%	2.45%	3.15%	3.20%	3.46%
Series I Preferred Unit Distributions
Preferred Unit Distributions Per Unit	$0.46875	$0.46875	$0.46875	$0.46875	$0.46875
Preferred Unit Distributions Yield	7.500%	7.500%	7.500%	7.500%	7.500%
Quarter End Recorded Book Value	$25.00	$25.00	$25.00	$25.00	$25.00
Series E Preferred Share Dividends (1)
Preferred Share Dividends Per Share	$0.64063	$0.64063	$0.64063	$0.64063	$0.64063
Preferred Share Dividend Yield	10.250%	10.250%	10.250%	10.250%	10.250%
Quarter End Recorded Book Value	$25.00	$25.00	$25.00	$25.00	$25.00
Series F Preferred Share Dividends
Preferred Share Dividends Per Share	$0.61719	$0.61719	$0.61719	$0.61719	$0.61719
Preferred Share Dividend Yield	9.875%	9.875%	9.875%	9.875%	9.875%
Quarter End Recorded Book Value	$25.00	$25.00	$25.00	$25.00	$25.00
Series G Preferred Share Dividends
Preferred Share Dividends Per Share	$0.50000	$0.50000	$0.50000	$0.50000	$0.50000
Preferred Share Dividend Yield	8.000%	8.000%	8.000%	8.000%	8.000%
Quarter End Recorded Book Value	$25.00	$25.00	$25.00	$25.00	$25.00
Series H Preferred Share Dividends
Preferred Share Dividends Per Share	$0.46875	$0.46875	$0.46875	$0.46875	$0.46875
Preferred Share Dividend Yield	7.500%	7.500%	7.500%	7.500%	7.500%
Quarter End Recorded Book Value	$25.00	$25.00	$25.00	$25.00	$25.00

(1)             We redeemed all of the outstanding Series E Preferred Shares on July 15, 2006 for $28,750,000 or $25.00 per share par value.

Investor Composition and Analyst Coverage
(as of June 30, 2006)

			As if Converted		Fully Diluted
	Common	Common	Preferred		Ownership
SHAREHOLDER CLASSIFICATION	Shares	Units	Shares / Units	Total	% of Total

Insiders	1,054,145	7,378,513	—	8,432,658	16.49%
Institutional Ownership	39,405,723	—	—	39,405,723	77.05%
Other / Retail	1,913,637	1,216,555	176,000	3,306,192	6.46%
	42,373,505	8,595,068	176,000	51,144,573	100.00%

	June 30,	March 31,	December 31,	September 30,	June 30,
RESEARCH COVERAGE	2006	2006	2005	2005	2005

A. G. Edwards	x	x	x	x	x
BMO Capital Markets	x	x	x	x	n/a
Credit Suisse First Boston	n/a	x	x	x	x
Ferris, Baker Watts, Incorporated	x	x	x	x	x
Friedman Billings Ramsey & Co.	x	n/a	n/a	n/a	n/a
Legg Mason Wood Walker, Inc.	n/a	n/a	n/a	x	x
Maxcor Financial Group, Inc.	n/a	n/a	n/a	n/a	x
KeyBanc Capital Markets	n/a	n/a	x	x	x
RBC Capital Markets	x	n/a	n/a	n/a	n/a
Raymond James	x	x	x	x	x
Robert W. Baird & Co. Incorporated	x	x	x	x	x
Stifel, Nicolaus & Company, Incorporated	x	x	x	x	x
Wachovia Securities	x	x	x	x	x

Source: Institutional ownership was obtained from filed Forms 13(f) as of March 31, 2006 per Vickers Stock Research Corporation.

Debt Maturity Schedule - June 30, 2006
(Dollars in thousands)

		Non-Recourse Debt (1)		Recourse Debt (1)
Year of Maturity		Annual Amortization of Monthly Payments	Due on Maturity	Annual Amortization of Monthly Payments	Due on Maturity	Wachovia Revolver (2)	Total Scheduled Payments
2006		$7,615	$59,975	$1,665	$42,470	$—	$111,725
2007		14,131	65,698	5,715	78,054	—	163,598
2008		12,274	142,903	2,079	59,211	303,000	519,467
2009		8,768	52,228	2,135	—	—	63,131
2010	(3)	8,198	52,177	272	13,821	—	74,468
2011		6,349	102,264	241	—	—	108,854
2012		4,799	36,123	260	—	—	41,182
2013		1,689	129,886	281	—	—	131,856
2014	(4)	160	4,262	305	—	—	4,727
2015		154	103,000	329	—	—	103,483
2016		165	108,543	356	—	—	109,064
2017		176	—	385	—	—	561
2018		—	193	417	—	—	610
2019		—	—	412	—	—	412
		$64,478	$857,252	$14,852	$193,556	$303,000	$1,433,138
			Net premium / (discount) to adjust to fair value of debt				580
				Debt per the Balance Sheet			$1,433,718

Notes:

(1)             Certain mortgages contain extension options, generally either for a period of six months or one year, subject to certain conditions.  The maturity dates presented above in the table assume that the extension options have not been exercised.

(2)             We have the right to extend the Wachovia Revolver for a one-year period, subject to certain conditions, upon maturity in March 2008.

(3)             We assumed that our $9.5 million non-recourse loan that matures in September 2025 will be called in October 2010. The      above table includes the $8.5 million amount due on maturity in 2010.

(4)             We assumed that our $4.9 million non-recourse loan that matures in March 2034 may be prepaid in the three month period ending March 2014, without penalty.  The above table includes the $4.3 million amount due on maturity in 2014.

Property Summary by Region - June 30, 2006
Wholly Owned Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment
	Office Properties

	Baltimore /Washington Corridor

1	2730 Hercules Road	BWI Airport	NBP	1990	M	240,336
2	304 Sentinel Drive (304 NBP)	BWI Airport	NBP	2005	M	162,498
	302 Sentinel Drive (302 NBP)	BWI Airport	NBP		M		157,146
3	306 Sentinel Drive (306 NBP)	BWI Airport	NBP	2006	M	93,324	64,072
4	2720 Technology Drive (220 NBP)	BWI Airport	NBP	2004	M	156,730
5	2711 Technology Drive (211 NBP)	BWI Airport	NBP	2002	M	152,000
	320 Sentinel Drive (320 NBP)	BWI Airport	NBP		M		125,760
	322 Sentinel Drive (322 NBP)	BWI Airport	NBP		M		125,568
6	318 Sentinel Drive (318 NBP)	BWI Airport	NBP	2005	M	125,681
7	140 National Business Parkway	BWI Airport	NBP	2003	M	119,904
8	132 National Business Parkway	BWI Airport	NBP	2000	M	118,456
9	2721 Technology Drive (221 NBP)	BWI Airport	NBP	2000	M	118,093
10	2701 Technology Drive (201 NBP)	BWI Airport	NBP	2001	M	117,450
11	2691 Technology Drive (191 NBP)	BWI Airport	NBP	2005	M	103,683
12	134 National Business Parkway	BWI Airport	NBP	1999	M	93,482
13	133 National Business Parkway	BWI Airport	NBP	1997	M	88,741
14	135 National Business Parkway	BWI Airport	NBP	1998	M	87,655
15	141 National Business Parkway	BWI Airport	NBP	1990	M	87,404
16	131 National Business Parkway	BWI Airport	NBP	1990	M	69,039
17	114 National Business Parkway	BWI Airport	NBP	2002	S	9,908
						1,944,384	472,546

1	1306 Concourse Drive	BWI Airport	APS	1990	M	114,046
2	870-880 Elkridge Landing Road	BWI Airport	APS	1981	M	105,151
3	1304 Concourse Drive	BWI Airport	APS	2002	M	101,710
4	900 Elkridge Landing Road	BWI Airport	APS	1982	M	97,261
5	1199 Winterson Road	BWI Airport	APS	1988	M	96,636
6	920 Elkridge Landing Road	BWI Airport	APS	1982	M	96,566
7	1302 Concourse Drive	BWI Airport	APS	1996	M	84,406
8	881 Elkridge Landing Road	BWI Airport	APS	1986	M	73,572
9	1099 Winterson Road	BWI Airport	APS	1988	M	71,076
10	1190 Winterson Road	BWI Airport	APS	1987	M	69,024
11	849 International Drive	BWI Airport	APS	1988	M	68,802
12	911 Elkridge Landing Road	BWI Airport	APS	1985	M	68,296
13	1201 Winterson Road	BWI Airport	APS	1985	M	67,903
14	999 Corporate Boulevard	BWI Airport	APS	2000	M	67,455
15	891 Elkridge Landing Road	BWI Airport	APS	1984	M	58,454
16	901 Elkridge Landing Road	BWI Airport	APS	1984	M	57,593
17	930 International Drive	BWI Airport	APS	1986	S	57,409
18	800 International Drive	BWI Airport	APS	1988	S	57,379
19	900 International Drive	BWI Airport	APS	1986	S	57,140
20	921 Elkridge Landing Road	BWI Airport	APS	1983	M	54,175
21	939 Elkridge Landing Road	BWI Airport	APS	1983	M	53,031
22	938 Elkridge Landing Road	BWI Airport	APS	1984	M	52,988
	940 Elkridge Landing Road	BWI Airport	APS	1984	M		55,063
						1,630,073	55,063

1	7467 Ridge Road	BWI Airport	Comm./Pkwy.	1990	M	74,326
2	7240 Parkway Drive	BWI Airport	Comm./Pkwy.	1985	M	73,972
3	7318 Parkway Drive	BWI Airport	Comm./Pkwy.	1984	S	59,204
4	7320 Parkway Drive	BWI Airport	Comm./Pkwy.	1983	S	58,453
5	1340 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	46,400
6	7321 Parkway Drive	BWI Airport	Comm./Pkwy.	1984	S	39,822
7	1334 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	37,565
8	1331 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	29,936
9	1350 Dorsey Road	BWI Airport	Comm./Pkwy.	1989	S	19,992
10	1344 Ashton Road	BWI Airport	Comm./Pkwy.	1989	M	17,061
11	1341 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	15,841
12	1343 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	9,962
13	1348 Ashton Road	BWI Airport	Comm./Pkwy.	1988	S	3,108
						485,642	—

52	Subtotal (continued on next page)					4,060,099	527,609

The S or M notation indicates single story or multi-story building, respectively.

Property Summary by Region - June 30, 2006 (continued)
Wholly Owned Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

52	Subtotal (continued from prior page)					4,060,099	527,609

	5522 Research Park Drive (UMBC) (1)	BWI Airport	bwtech@UMBC		S		23,500

1	2500 Riva Road	Annapolis		2000	M	155,000

1	9140 Route 108	Howard Co. Perimeter	Oakland Ridge	1985	S	150,000

1	7125 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1973/1999	M	611,379
2	7000 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1999	M	145,806
	6711 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway		M		125,000
3	6731 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2002	M	123,760
4	6940 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1999	M	109,003
5	6950 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1998	M	107,778
6	7067 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2001	M	82,953
7	8621 Robert Fulton Drive	Howard Co. Perimeter	Columbia Gateway	2005	M	65,700	20,332
8	6750 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	2001	M	78,460
9	6700 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1988	M	74,151
10	6740 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1992	M	61,957
11	7015 Albert Einstein Drive	Howard Co. Perimeter	Columbia Gateway	1999	S	61,203
12	8671 Robert Fulton Drive	Howard Co. Perimeter	Columbia Gateway	2002	S	56,350
13	6716 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1990	M	52,005
14	8661 Robert Fulton Drive	Howard Co. Perimeter	Columbia Gateway	2002	S	49,307
15	7130 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1989	S	46,840
16	7142 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1994	S	45,951
17	6708 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1988	M	39,203
18	7065 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2000	S	38,560
19	7138 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1990	S	38,225
20	7063 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2000	S	36,936
21	6760 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1991	M	36,440
22	7150 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1991	S	35,812
23	7061 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2000	M	29,604
24	6724 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	2001	M	28,420
25	7134 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1990	S	21,991
						2,077,794	145,332

1	7200 Riverwood Drive	Howard Co. Perimeter	Rivers 95	1986	S	160,000
2	9140 Guilford Road	Howard Co. Perimeter	Rivers 95	1983	S	41,704
3	9160 Guilford Road	Howard Co. Perimeter	Rivers 95	1984	M	37,034
4	7175 Riverwood Drive	Howard Co. Perimeter	Rivers 95	1996	S	26,500
5	9150 Guilford Road	Howard Co. Perimeter	Rivers 95	1984	S	18,592
6	9130 Guilford Road	Howard Co. Perimeter	Rivers 95	1984	S	13,700
						297,530	—

85	Total Baltimore/Washington Corridor					6,740,423	696,441

	Suburban Maryland

1	11800 Tech Road	North Silver Spring	Montgomery Industrial	1989	M	235,954
2	400 Professional Drive	Gaithersburg	Crown Point	2000	M	129,030
3	110 Thomas Johnson Drive	Frederick		1987/1999	M	117,803
4	15 West Gude Drive	Rockville		1986	M	113,114
5	45 West Gude Drive	Rockville		1987	M	108,588
	Total Suburban Maryland					704,489	—

The S or M notation indicates single story or multi-story building, respectively.

(1)             This property is a land-lease property.

Property Summary by Region - June 30, 2006 (continued)

Wholly Owned Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

	St. Mary’s & King George Counties

1	22309 Exploration Drive	St. Mary’s County	Exploration Park	1984/1997	M	98,860
2	22289 Exploration Drive	St. Mary’s County	Exploration Park	2000	M	61,059
3	22299 Exploration Drive	St. Mary’s County	Exploration Park	1998	M	58,231
4	22300 Exploration Drive	St. Mary’s County	Exploration Park	1997	M	44,830
						262,980	—

1	46579 Expedition Drive	St. Mary’s County	Expedition Park	2002	M	61,156
2	46591 Expedition Drive	St. Mary’s County	Expedition Park	2005	M	14,378	46,622
						75,534	46,622

1	44425 Pecan Court	St. Mary’s County	Wildewood Tech Park	1997	M	59,055
2	44408 Pecan Court	St. Mary’s County	Wildewood Tech Park	1986	S	50,532
3	23535 Cottonwood Parkway	St. Mary’s County	Wildewood Tech Park	1984	M	46,656
4	44417 Pecan Court	St. Mary’s County	Wildewood Tech Park	1989	S	29,053
5	44414 Pecan Court	St. Mary’s County	Wildewood Tech Park	1986	S	25,444
6	44420 Pecan Court	St. Mary’s County	Wildewood Tech Park	1989	S	25,200
						235,940	—

1	16480 Commerce Drive	King George County	Dahlgren Technology Center	2000	M	70,728
2	16541 Commerce Drive	King George County	Dahlgren Technology Center	1996	S	36,053
3	16539 Commerce Drive	King George County	Dahlgren Technology Center	1990	S	32,076
4	16442 Commerce Drive	King George County	Dahlgren Technology Center	2002	S	25,518
5	16501 Commerce Drive	King George County	Dahlgren Technology Center	2002	S	22,860
6	16543 Commerce Drive	King George County	Dahlgren Technology Center	2002	S	17,370
						204,605	—

18	Total St. Mary’s & King George Counties					779,059	46,622

	Northern Virginia

1	15000 Conference Center Drive	Dulles South	Westfields	1989	M	470,406
	15010 Conference Center Drive	Dulles South	Westfields		M		223,610
2	15059 Conference Center Drive	Dulles South	Westfields	2000	M	145,192
3	15049 Conference Center Drive	Dulles South	Westfields	1997	M	145,053
4	14900 Conference Center Drive	Dulles South	Westfields	1999	M	127,115
5	14280 Park Meadow Drive	Dulles South	Westfields	1999	M	114,126
6	4851 Stonecroft Boulevard	Dulles South	Westfields	2004	M	88,094
7	14850 Conference Center Drive	Dulles South	Westfields	2000	M	69,711
8	14840 Conference Center Drive	Dulles South	Westfields	2000	M	69,710
						1,229,407	223,610

1	13200 Woodland Park Road	Herndon	Woodland	2002	M	404,665
						404,665	—

1	13454 Sunrise Valley Road	Herndon	Dulles Tech	1998	M	112,597
2	13450 Sunrise Valley Road	Herndon	Dulles Tech	1998	M	53,728
						166,325	—

1	1751 Pinnacle Drive	Tysons Corner		1989/1995	M	260,469
2	1753 Pinnacle Drive	Tysons Corner		1976/2004	M	181,637
						442,106	—

13	Total Northern Virginia					2,242,503	223,610

The S or M notation indicates single story or multi-story building, respectively.

Property Summary by Region - June 30, 2006 (continued)

Wholly Owned Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment
	Virginia
	Meadowville Road (1)	Richmond Southwest	Meadowville Tech Park		M		193,000
	Total Virginia					—	193,000

	Northern/Central New Jersey

1	431 Ridge Road	Exit 8A — Cranbury	Princeton Tech Cntr.	1998	S	171,200
2	429 Ridge Road	Exit 8A — Cranbury	Princeton Tech Cntr.	1996	M	142,385
3	437 Ridge Road	Exit 8A — Cranbury	Princeton Tech Cntr.	1996	S	30,000
						343,585	—

1	47 Commerce	Exit 8A — Cranbury	Centrepoint North	1998	S	41,398
						41,398	—

1	7 Centre Drive	Exit 8A — Cranbury	Monroe Center	1986	S	19,468
2	8 Centre Drive	Exit 8A — Cranbury	Monroe Center	1989	S	16,199
3	2 Centre Drive	Exit 8A — Cranbury	Monroe Center	1989	S	16,132
						51,799	—

1	710 Route 46	Wayne	Fairfield Corp. Cntr.	1985	M	101,263
						101,263	—

8	Total Northern/Central New Jersey					538,045	—

	San Antonio, Texas

2	8611 Military Drive	San Antonio		1982 / 1985	M	468,994
	Total San Antonio, Texas					468,994	—

	Colorado Springs

1	985 Space Center Drive	Colorado Springs East	Patriot Park	1989	M	102,717
	Patriot Park View	Colorado Springs East	Patriot Park		M		50,000
2	980 Technology Court	Colorado Springs East	Patriot Park	1995	S	33,190
						135,907	50,000

1	1670 North Newport Road	Colorado Springs East		1986-1987	M	67,500
2	1915 Aerotech Drive	Colorado Springs East		1985	S	37,946
3	1925 Aerotech Drive	Colorado Springs East		1985	S	37,946
						143,392	—

1	9950 Federal Drive	I-25 North Corridor	InterQuest Office	2001	M	66,222
2	9960 Federal Drive	I-25 North Corridor	InterQuest Office	2001	S	46,948
	9965 Federal Drive	I-25 North Corridor	InterQuest Office	1983	M		60,000
						113,170	60,000

1	5775 Mark Dabling Boulevard	Colorado Springs Northwest		1984	M	109,678
2	5725 Mark Dabling Boulevard	Colorado Springs Northwest		1984	M	108,976
3	5755 Mark Dabling Boulevard	Colorado Springs Northwest		1989	M	105,895
						324,549	—

10	Total Colorado Springs					717,018	110,000

The S or M notation indicates single story or multi-story building, respectively.

(1) The lease provides for conveyance of the land parcel.

Property Summary by Region - June 30, 2006 (continued)
Wholly Owned Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment
	Suburban Baltimore
1	1615 and 1629 Thames Street	Baltimore City		1989	M	104,203
						104,203	—
1	11311 McCormick Road	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1984/1994	M	211,931
2	200 International Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1987	M	128,658
3	230 Schilling Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1981	M	107,348
4	226 Schilling Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1980	M	98,640
5	201 International Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1982	M	78,417
6	11011 McCormick Road	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1974	M	56,292
7	11101 McCormick Road	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1976	S	24,232
						705,518	—
1	10150 York Road	Hunt Valley/Rte 83 Corridor		1985	M	180,374
2	9690 Deereco Road	Hunt Valley/Rte 83 Corridor		1988	M	134,175
3	375 West Padonia Road	Hunt Valley/Rte 83 Corridor		1986	M	110,328
						424,877	—
1	7210 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1972	S	83,435
2	7152 Windsor Boulevard	Baltimore County Westside	Rutherford Business Center	1986	S	57,855
3	21 Governor’s Court	Baltimore County Westside	Rutherford Business Center	1981/1995	M	56,063
4	7125 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1985	M	50,488
5	7253 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1988	S	38,930
6	7104 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1988	M	29,457
7	17 Governor’s Court	Baltimore County Westside	Rutherford Business Center	1981	S	14,701
8	15 Governor’s Court	Baltimore County Westside	Rutherford Business Center	1981	S	14,568
9	7127 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1985	S	11,144
10	7129 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1985	S	10,945
11	7108 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1988	S	9,018
12	7102 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1988	S	8,879
13	7106 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1988	S	8,820
14	7131 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1985	S	7,453
						401,756	—
25	Total Suburban Baltimore					1,636,354	—
	Greater Philadelphia
1	753 Jolly Road	Blue Bell	Unisys campus	1992	M	419,472
2	785 Jolly Road	Blue Bell	Unisys campus	1996	M	219,065
3	760 Jolly Road	Blue Bell	Unisys campus	1994	M	208,854
4	751 Jolly Road	Blue Bell	Unisys campus	1991	M	112,958
	Total Greater Philadelphia					960,349	—
170	TOTAL PORTFOLIO					14,787,234	1,269,673

The S or M notation indicates single story or multi-story building, respectively.

Property Summary by Region - June 30, 2006
Joint Venture Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment
	Unconsolidated Joint Venture Properties
	Greater Harrisburg
1	2605 Interstate Drive	East Shore	Commerce Park	1990	M	79,456
2	2601 Market Place	East Shore	Commerce Park	1989	M	65,411
						144,867	—

1	6345 Flank Drive	East Shore	Gtwy Corp. Ctr.	1989	S	69,443
2	6340 Flank Drive	East Shore	Gtwy Corp. Ctr.	1988	S	68,200
3	6400 Flank Drive	East Shore	Gtwy Corp. Ctr.	1992	S	52,439
4	6360 Flank Drive	East Shore	Gtwy Corp. Ctr.	1988	S	46,500
5	6385 Flank Drive	East Shore	Gtwy Corp. Ctr.	1995	S	32,921
6	6380 Flank Drive	East Shore	Gtwy Corp. Ctr.	1991	S	32,668
7	6405 Flank Drive	East Shore	Gtwy Corp. Ctr.	1991	S	32,000
8	95 Shannon Road	East Shore	Gtwy Corp. Ctr.	1999	S	21,976
9	75 Shannon Road	East Shore	Gtwy Corp. Ctr.	1999	S	20,887
10	6375 Flank Drive	East Shore	Gtwy Corp. Ctr.	2000	S	19,783
11	85 Shannon Road	East Shore	Gtwy Corp. Ctr.	1999	S	12,863
						409,680	—

1	5035 Ritter Road	West Shore	Rossmoyne Bus. Ctr.	1988	S	56,556
2	5070 Ritter Road - Building A	West Shore	Rossmoyne Bus. Ctr.	1989	S	32,309
3	5070 Ritter Road - Building B	West Shore	Rossmoyne Bus. Ctr.	1989	S	28,347
						117,212	—
16	Total Greater Harrisburg					671,759	—
	Northern/Central New Jersey
1	695 Route 46	Wayne	Fairfield Corp. Cntr.	1990	M	157,394
	Total Northern/Central New Jersey					157,394	—
17	Total Unconsolidated Joint Venture Properties					829,153	—
	Consolidated Joint Venture Properties
	Suburban Maryland
1	4230 Forbes Boulevard	Lanham	Forbes 50	2003	S	55,866
	Total Suburban Maryland					55,866	—
	Baltimore/Washington Corridor
	1362 Mellon Road (Lot 6B)	BWI Airport	Baltimore Commons	2006	M		44,134
	7468 Candlewood Road	BWI Airport	Baltimore Commons	1979/1982	S		471,587
	Total Baltimore/Washington Corridor					—	515,721
	Northern Virginia
1	2900 Towerview Road	Route 28 South	Renaissance Park	1982	M	78,171	61,706
	Total Northern Virginia					78,171	61,706
2	Total Consolidated Joint Venture Properties					134,037	577,427
19	TOTAL PORTFOLIO					963,190	577,427

The S or M notation indicates single story or multi-story building, respectively.

Property Occupancy Rates by Region by Quarter

Wholly Owned Properties

	Baltimore / Washington Corridor	Northern Virginia	Northern / Central New Jersey	Greater Philadelphia	Greater Harrisburg	Suburban Maryland	Suburban Baltimore	St. Mary’s & Kings George Counties	Colorado Springs	San Antonio	Total Portfolio

June 30, 2006

Number of Buildings	85	13	8	4	—	5	25	18	10	2	170
Rentable Square Feet	6,740,423	2,242,503	538,045	960,349	—	704,489	1,636,354	779,059	717,018	468,994	14,787,234
Occupied %	95.52%	94.14%	94.88%	100.00%	—	82.01%	85.21%	96.74%	87.35%	100.00%	93.61%
Leased %	96.22%	94.59%	95.12%	100.00%	—	91.11%	88.34%	97.20%	90.85%	100.00%	94.97%

March 31, 2006

Number of Buildings	83	13	8	4	—	5	25	18	5	2	163
Rentable Square Feet	6,035,901	2,242,503	538,045	960,349	—	704,489	1,632,261	771,852	316,577	468,994	13,670,971
Occupied %	95.15%	92.87%	95.75%	100.00%	—	80.01%	86.51%	96.80%	83.12%	100.00%	93.31%
Leased %	95.69%	94.14%	95.98%	100.00%	—	89.03%	87.61%	97.53%	83.12%	100.00%	94.40%

December 31, 2005

Number of Buildings	82	13	9	4	—	7	25	18	5	2	165
Rentable Square Feet	5,873,489	2,242,999	595,325	960,349	—	846,272	1,632,261	771,852	316,577	468,994	13,708,118
Occupied %	96.21%	96.36%	96.40%	100.00%	—	79.83%	84.74%	95.41%	85.81%	100.00%	93.97%
Leased %	96.35%	98.49%	96.40%	100.00%	—	85.67%	89.04%	97.53%	85.81%	100.00%	95.37%

September 30, 2005

Number of Buildings	80	13	9	4	—	6	4	17	3	n/a	136
Rentable Square Feet	5,672,582	2,243,561	593,671	960,349	—	728,469	525,395	764,959	203,407	n/a	11,692,393
Occupied %	95.82%	94.90%	96.88%	100.00%	—	80.24%	86.90%	95.17%	95.46%	0.00%	94.62%
Leased %	96.70%	97.57%	96.88%	100.00%	—	80.24%	92.05%	95.33%	95.46%	0.00%	95.80%

June 30, 2005

Number of Buildings	73	13	13	4	16	7	4	17	n/a	n/a	147
Rentable Square Feet	5,354,519	2,244,018	904,250	960,349	671,759	784,335	525,406	764,959	n/a	n/a	12,209,595
Occupied %	95.81%	94.64%	77.44%	100.00%	84.93%	76.01%	98.04%	97.86%	0.00%	0.00%	92.92%
Leased %											93.75%

Note: We now report our occupancy and leased activity for joint venture properties separately, effective in the third quarter 2005. Prior quarters have not been restated. The Other region has been renamed the Suburban Baltimore region.

Property Occupancy Rates by Region by Quarter

Joint Venture Properties

	Unconsolidated		Consolidated

	Northern /
	Central	Greater	Suburban	Northern	Total
	New Jersey	Harrisburg	Maryland	Virginia	Portfolio

June 30, 2006

Number of Buildings	1	16	1	1	19
Rentable Square Feet	157,394	671,759	55,866	78,171	963,190
Occupied %	86.85%	89.90%	47.95%	100.00%	87.79%
Leased %	86.85%	90.07%	47.95%	100.00%	87.91%

March 31, 2006

Number of Buildings	1	16	1	1	19
Rentable Square Feet	157,394	671,759	55,866	78,171	963,190
Occupied %	81.57%	89.35%	47.95%	100.00%	86.54%
Leased %	88.91%	89.35%	47.95%	100.00%	87.74%

December 31, 2005

Number of Buildings	1	16	1	—	18
Rentable Square Feet	157,394	671,759	55,866	—	885,019
Occupied %	80.89%	89.35%	47.95%	0.00%	85.23%
Leased %	86.85%	89.35%	47.95%	0.00%	86.29%

September 30, 2005

Number of Buildings	1	16	1	—	18
Rentable Square Feet	157,394	671,759	55,866	—	885,019
Occupied %	78.49%	87.54%	47.95%	0.00%	83.43%
Leased %	80.72%	87.79%	47.95%	0.00%	84.01%

Note: We previously reported our occupancy and leased percentages for joint venture properties as part of our entire portfolio. We now report these percentages for joint venture properties separately, effective in the third quarter 2005. Prior quarters have not been restated.

Reconciliation of Wholly Owned Properties to Entire

Portfolio as of June 30, 2006

		Square
	Count	Feet	Occupied %	Leased %

Wholly Owned Properties	170	14,787,234	93.61%	94.97%
Add: Consolidated Joint Venture Properties	2	134,037	78.30%	78.30%
Subtotal	172	14,921,271	93.47%	94.82%
Add: Unconsolidated Joint Venture Properties	17	829,153	89.32%	89.46%
Entire Portfolio	189	15,750,424	93.25%	94.54%

Top Twenty Office Tenants of Wholly Owned Properties as of June 30, 2006
(Dollars in thousands)

						Percentage
				Percentage of	Total	of Total	Weighted
			Total	Total	Annualized	Annualized	Average
		Number of	Occupied	Occupied	Rental	Rental	Remaining
Tenant		Leases	Square Feet	Square Feet	Revenue (1)(6)	Revenue	Lease Term (2)

United States of America	(3)	43	2,037,616	14.7%	$41,125	14.5%	6.7
Booz Allen Hamilton, Inc.		11	680,815	4.9%	17,268	6.1%	7.4
Northrop Grumman Corporation		15	542,064	3.9%	12,275	4.3%	2.8
Computer Sciences Corporation	(4)	4	454,645	3.3%	10,981	3.9%	4.9
L-3 Communications Holdings, Inc.	(4)	5	239,153	1.7%	8,906	3.1%	7.1
Unisys	(5)	3	741,284	5.4%	8,060	2.8%	3.0
AT&T Corporation	(4)	9	361,451	2.6%	7,680	2.7%	2.6
General Dynamics Corporation		9	278,239	2.0%	7,015	2.5%	3.5
The Aerospace Corporation		2	221,785	1.6%	6,207	2.2%	8.4
Wachovia Bank		4	183,641	1.3%	5,697	2.0%	12.1
The Boeing Company	(4)	5	162,279	1.2%	4,361	1.5%	2.7
Ciena Corporation		3	221,609	1.6%	3,558	1.3%	4.2
BAE Systems PLC	(4)	8	231,498	1.7%	3,212	1.1%	3.3
Science Applications International Corp.		12	170,839	1.2%	3,135	1.1%	0.8
VeriSign, Inc.		1	99,121	0.7%	3,064	1.1%	8.1
Magellan Health Services, Inc.		2	142,199	1.0%	2,941	1.0%	5.1
Lockheed Martin Corporation		6	159,677	1.2%	2,780	1.0%	2.9
Johns Hopkins University	(4)	7	106,473	0.8%	2,570	0.9%	1.3
Merck & Co., Inc. (Unisys)	(5)	1	219,065	1.6%	2,419	0.9%	3.0
Wyle Laboratories, Inc.		4	174,792	1.3%	2,399	0.8%	6.1

Subtotal Top 20 Office Tenants		154	7,428,245	53.7%	155,653	55.0%	5.5
All remaining tenants		521	6,413,571	46.3%	127,207	45.0%	4.4
Total/Weighted Average		675	13,841,816	100.0%	$282,860	100.0%	5.0

(1)             Total Annualized Rental Revenue is the monthly contractual base rent as of June 30, 2006 multiplied by 12 plus the estimated annualized expense reimbursements under existing office leases.

(2)             The weighting of the lease term was computed using Total Rental Revenue.

(3)             Many of our government leases are subject to early termination provisions which are customary to government leases. the weighted average remaining lease term was computed assuming no exercise of such early termination rights.

(4)             Includes affiliated organizations or agencies.

(5)             Merck & Co., Inc. subleases 219,065 rentable square feet from Unisys’ 960,349 leased rentable square feet.

(6)             Order of tenants is based on Annualized Rent.

Combined Real Estate Revenue by Geographic Region by Quarter
(Dollars in thousands)

	2006		2005

	June 30	March 31	December 31	September 30	June 30

Office Properties:

Baltimore/Washington Corridor	$34,797	$34,393	$34,282	$30,771	$29,088
Northern Virginia	15,796	15,573	15,979	15,473	14,385
Northern/Central New Jersey	2,386	2,893	2,868	3,862	3,179
Greater Philadelphia	2,506	2,506	2,506	2,506	2,506
Greater Harrisburg	—	(6)	(3)	2,197	2,166
St. Mary’s and King George Counties	3,037	2,988	3,141	2,900	3,933
Suburban Maryland	3,785	3,553	3,614	3,354	3,133
Suburban Baltimore	7,230	7,357	3,025	2,720	2,692
San Antonio	1,797	1,810	1,814	—	—
Colorado Springs	1,963	1,289	983	23	—
Subtotal	73,297	72,356	68,209	63,806	61,082
Eliminations / other	(219)	(176)	(1,186)	(138)	(41)

Combined Real Estate Revenues	$73,078	$72,180	$67,023	$63,668	$61,041

Combined Net Operating Income by Geographic Region by Quarter
 (Dollars in thousands)

	2006		2005

	June 30	March 31	December 31	September 30	June 30

Office Properties:

Baltimore/Washington Corridor	$24,662	$24,024	$24,108	$21,524	$20,548
Northern Virginia	9,992	10,083	10,634	10,266	9,603
Northern/Central New Jersey	1,563	1,908	1,780	2,244	1,656
Greater Philadelphia	2,465	2,466	2,466	2,464	2,469
Greater Harrisburg	(1)	44	(32)	1,425	1,504
St. Mary’s and King George Counties	2,333	2,297	2,422	2,186	3,288
Suburban Maryland	2,520	2,236	2,220	2,120	2,054
Suburban Baltimore	4,298	4,517	1,878	1,641	1,724
San Antonio	1,478	1,477	1,479	—	—
Colorado Springs	1,347	798	613	(14)	—
Subtotal	50,657	49,850	47,568	43,856	42,846
Eliminations / other	20	263	(631)	482	287

Combined NOI	$50,677	$50,113	$46,937	$44,338	$43,133

Same Office Property Cash Net Operating Income by Quarter
(Dollars in thousands)

	2006		2005
	June 30	March 31	December 31	September 30	June 30
Office Properties:(1)
Baltimore/Washington Corridor	$20,496	$20,334	$21,263	$19,981	$19,727
Northern Virginia	8,954	9,079	9,635	9,710	9,032
Northern/Central New Jersey	1,190	1,370	1,150	1,542	745
Greater Philadelphia	2,580	2,581	2,580	2,578	2,533
Suburban Maryland	1,578	1,593	1,376	1,416	1,362
St. Mary’s and King George Counties	2,337	2,298	2,389	2,148	3,248
Suburban Baltimore	1,553	1,468	1,415	1,590	1,611
Total Office Properties	$38,688	$38,723	$39,808	$38,964	$38,260

Same Office Property GAAP Net Operating Income by Quarter
(Dollars in thousands)

	2006		2005
	June 30	March 31	December 31	September 30	June 30
Office Properties:(1)
Baltimore/Washington Corridor	$20,703	$20,613	$21,851	$20,807	$20,417
Northern Virginia	9,619	9,837	10,552	9,895	9,614
Northern/Central New Jersey	1,289	1,470	1,264	1,488	731
Greater Philadelphia	2,467	2,468	2,467	2,465	2,471
Suburban Maryland	1,531	1,600	1,410	1,466	1,416
St. Mary’s and King George Counties	2,324	2,288	2,411	2,186	3,290
Suburban Baltimore	1,599	1,520	1,457	1,641	1,724
Total Office Properties	$39,532	$39,796	$41,412	$39,948	$39,663

(1)             Same office properties include buildings owned for a minimum of five reporting quarters.  Amounts reported do not include the effects of eliminations

Average Occupancy Rates by Region for Same Office Properties  (1)

	Baltimore /		Northern/				St.Mary’s and
	Washington	Northern	Central	Greater	Suburban	Suburban	King George	Total
	Corridor	Virginia	New Jersey	Philadelphia	Maryland	Baltimore	Counties	Office

2nd Quarter 2006 Average

Number of Buildings	72	13	7	4	3	4	17	120
Rentable Square Feet	5,301,809	2,242,503	436,782	960,349	420,850	529,080	764,681	10,656,054
Percent Occupied	95.05%	94.14%	98.01%	100.00%	88.25%	91.15%	96.93%	95.10%

1st Quarter 2006 Average

Number of Buildings	72	13	7	4	3	4	17	120
Rentable Square Feet	5,301,817	2,242,668	436,782	960,349	420,850	525,395	764,681	10,652,542
Percent Occupied	95.02%	95.55%	98.59%	100.00%	87.14%	90.52%	97.01%	95.34%

4th Quarter 2005 Average

Number of Buildings	72	13	7	4	3	4	17	120
Rentable Square Feet	5,301,951	2,242,999	436,782	960,349	420,850	525,395	764,681	10,653,007
Percent Occupied	96.19%	95.86%	99.06%	100.00%	88.22%	86.96%	95.37%	95.75%

3rd Quarter 2005 Average

Number of Buildings	72	13	7	4	3	4	17	120
Rentable Square Feet	5,302,490	2,243,713	435,982	960,349	420,850	525,402	764,959	10,653,745
Percent Occupied	95.84%	94.74%	73.25%	100.00%	88.22%	89.28%	95.17%	94.39%

2nd Quarter 2005 Average

Number of Buildings	72	13	7	4	3	4	17	120
Rentable Square Feet	5,301,001	2,244,018	435,582	960,349	420,850	525,406	764,876	10,652,082
Percent Occupied	95.38%	93.74%	65.29%	100.00%	87.98%	97.58%	97.50%	94.19%

(1)                Same office properties include buildings owned for a minimum of five reporting quarters.

Office Lease Expiration Analysis by Year for Wholly Owned Properties

						Total
				Total Annualized	Percentage	Annual. Rental
		Square		Rental	of Total	Revenue of
Year of	Number	Footage	Percentage of	Revenue of	Annualized Rental	Expiring Leases
Lease	of Leases	of Leases	Total Occupied	Expiring	Revenue	per Occupied
Expiration (1)	Expiring	Expiring	Square Feet	Leases (2)	Expiring	Square Foot
				(000’s)
July - September	24	350,665	2.5%	$6,496	2.3%	$18.52
October - December	26	226,634	1.6%	5,192	1.8%	22.91
Total 2006	50	577,299	4.2%	11,688	4.1%	20.25

2007	112	1,598,803	11.6%	34,045	12.0%	21.29
2008	115	1,483,492	10.7%	31,320	11.1%	21.11
2009	136	3,060,946	22.1%	50,087	17.7%	16.36
2010	93	1,726,819	12.5%	38,844	13.7%	22.49
2011	62	1,071,485	7.7%	21,029	7.4%	19.63
2012	22	897,951	6.5%	18,507	6.5%	20.61
2013	16	613,299	4.4%	13,693	4.8%	22.33
2014	13	630,029	4.6%	19,033	6.7%	30.21
2015	27	1,081,744	7.8%	23,653	8.4%	21.87
2016	6	163,673	1.2%	4,121	1.5%	25.18
2017	2	68,200	0.5%	1,283	0.5%	18.81
2018	3	328,944	2.4%	7,378	2.6%	22.43
2019	—	—	0.0%	—	0.0%	—
2020	—	—	0.0%	—	0.0%	—
2021	1	46,748	0.3%	987	0.3%	21.10
2022	—	—	0.0%	—	0.0%	—
2023	—	—	0.0%	—	0.0%	—
2024	—	—	0.0%	—	0.0%	—
2025	2	468,994	3.4%	6,961	2.5%	14.84

Other (3)	15	23,390	0.2%	232	0.1%	9.93
Total / Average	675	13,841,816	100.0%	$282,860	100.0%	$20.44

NOTE:  As of  June 30, 2006, the weighted average lease term for the wholly owned properties is 5.0 years.

(1)             Many of our government leases are subject to certain early termination provisions which are customary to government leases.  The year of lease expiration was computed assuming no exercise of such early termination rights.

(2)             TotalAnnualized Rental Revenue is the monthly contractual base rent as of June 30, 2006 multiplied by 12 plus the estimated annualized expense reimbursements under existing office leases.

(3)             Other consists primarily of amenities, including cafeterias, concierge offices and property management space.  In addition, month-to-month leases and leases which have expired but the tenant remains in holdover are included in this line as the exact expiration date is unknown.

Quarterly Office Renewal Analysis for Wholly Owned Properties as of June 30, 2006

	Baltimore/ Washington Corridor	Northern Virginia	Northern/ Central New Jersey	Suburban Maryland	Suburban Baltimore	St. Mary’s and King George Counties	Colorado Springs	Total Office

Quarter Ended June 30, 2006:

Expiring Square Feet	243,518	2,500	22,857	2,080	41,073	40,519	30,156	382,703
Vacated Square Feet	102,578	—	20,334	2,080	6,919	11,537	—	143,448
Renewed Square Feet	140,940	2,500	2,523	—	34,154	28,982	30,156	239,255
Retention Rate (% based upon square feet)	57.88%	100.00%	11.04%	0.00%	83.15%	71.53%	100.00%	62.52%

Renewed Space Only:

Average Committed Cost per Square Foot	$3.49	$5.00	$0.37	$—	$0.34	$—	$—	$2.16
Weighted Average Lease Term in years	2.8	10.0	1.0	—	2.0	1.9	1.6	2.5

Change in Total Rent - GAAP	9.93%	15.12%	2.52%	0.00%	4.79%	1.26%	4.54%	7.90%
Change in Total Rent - Cash	1.09%	2.25%	1.50%	0.00%	0.99%	-2.01%	3.68%	1.20%

Renewed & Retenanted Space:

Average Committed Cost per Square Foot	$15.53	$50.29	$0.37	$18.74	$12.69	$2.83	$—	$14.06
Weighted Average Lease Term in years	4.9	6.1	1.0	4.2	5.1	2.2	1.6	4.5

Change in Total Rent - GAAP	18.49%	18.67%	2.52%	-18.03%	6.53%	-3.43%	4.54%	12.61%
Change in Total Rent - Cash	9.20%	11.54%	1.50%	-18.16%	-0.02%	-7.39%	3.68%	5.34%

Notes:	No renewal or retenanting activity transpired in our Greater Philadelphia or San Antonio, Texas regions.
Activity is exclusive of owner occupied space and leases with less than a one year term.
Expiring square feet includes early renewals and excludes early terminations.

Year to Date Wholly Owned Acquisition Summary as of June 30, 2006 (1)
(Dollars in thousands)

	Submarket	Acquisition Date	Square Feet	Occupancy Percentage at Acquisition	Contractual Purchase Price	Investment (2)

Individual Property:

9965 Federal Drive (3)	I-25 North Corridor	1/19/2006	60,000	0.0%	$2,134	$2,136

5725 Mark Dabling Boulevard	Colorado Springs Northwest	5/18/2006	108,976	100.0%	15,360	14,618

5755 Mark Dabling Boulevard	Colorado Springs Northwest	5/18/2006	105,895	67.0%	12,756	12,143

5775 Mark Dabling Boulevard	Colorado Springs Northwest	5/18/2006	109,678	100.0%	15,496	14,747

1915 Aerotech Drive	Colorado Springs East	6/8/2006	37,946	26.4%	4,021	4,181

1925 Aerotech Drive	Colorado Springs East	6/8/2006	37,946	100.0%	4,529	4,197

7125 Columbia Gateway Drive (3)	Howard Co. Perimeter	6/29/2006	611,379	94.2%	74,639	73,975

Total			1,071,820		$128,935	$125,997

(1)  Excludes land only acquisitions.

(2)  Initial accounting investment recorded by property.

(3)  Contractual purchase price and investment balances exclude value assigned to development land.

Year to Date Wholly Owned Disposition Summary as of June 30, 2006 (1)

(Dollars in thousands)

	Submarket	Disposition Date	Square Feet	Contractual Sales Price

14502 Greenview Drive	Laurel	2/6/2006	72,449	$8,687

14504 Greenview Drive	Laurel	2/6/2006	69,334	8,313

68 Culver Road	Exit 8A - Cranbury	3/8/2006	57,280	9,700

Total			199,063	$26,700

(1)  Includes operational buildings only.

Development Summary as of June 30, 2006
(Dollars in thousands)

Property and Location		Submarket	Wholly Owned or Joint Venture (JV)	Total Rentable Square Feet	Percentage Leased	Anticipated Total Cost	Cost to date	Outstanding Loan as of 6/30/2006	Anticipated Date of Operations

Under Construction

322 Sentinel Drive (322 NBP) Annapolis Junction, Maryland	(1)	BWI Airport	Owned	125,568	100.00%	$21,452	$18,206	$15,011	4Q 06

Patriot Park View Colorado Springs, Colorado		Colorado Springs East	Owned	50,000	100.00%	10,879	9,212	—	4Q 06

46591 Expedition Drive (Expedition 6) Lexington Park, Maryland	(2)	St. Mary’s County	Owned	61,000	35.85%	8,310	6,793	—	1Q 07

15010 Conference Center Drive (WTP II) Chantilly, Virginia	(3)	Dulles South	Owned	223,610	100.00%	45,865	30,355	10,829	1Q 07

6711 Columbia Gateway Drive Columbia, Maryland	(4)	Howard Co. Perimeter	Owned	125,000	51.31%	26,333	24,121	13,876	1Q 07

306 Sentinel Drive (306 NBP) Annapolis Junction, Maryland	(5) (6)	BWI Airport	Owned	157,396	59.29%	27,032	23,782	19,132	1Q 07

1362 Mellon Road (Lot 6B) Hanover, Maryland	(7)	BWI Airport	JV	44,134	0.00%	8,590	6,146	4,043	2Q 07

Meadowville Road Richmond, Virginia	(8)	Richmond Southwest	Owned	193,000	100.00%	54,000	473	—	2Q 07

5522 Research Park Drive (UMBC) Baltimore, Maryland		BWI Airport	Land Lease	23,500	100.00%	4,978	298	—	2Q 07

320 Sentinel Drive (320 NBP) Annapolis Junction, Maryland	(9)	BWI Airport	Owned	125,760	0.00%	23,774	13,665	7,738	1Q 08

302 Sentinel Drive (302 NBP) Annapolis Junction, Maryland	(10)	BWI Airport	Owned	157,146	20.55%	31,826	12,394	6,500	2Q 08

Total Under Construction				1,286,114	64.33%	$263,039	$145,445	$77,129

(1)                Total loan commitment is $19.0 million.

(2)                Although classified as “Under Construction”, 14,378 square feet are operational.

(3)                Total loan commitment is $32.0 million.

(4)                Total loan commitment is $19.5 million.

(5)                Total loan commitment is $25.0 million.

(6)                Although classified as “Under Construction”, 93,324 square feet are operational.

(7)                Total loan commitment is $6.2 million.

(8)                Although the lease for this property was signed within the quarter, as of June 30, 2006 we do not hold title to the land.

(9)                Total loan commitment is $21.0 million.

(10)           Total loan commitment is $27.0 million.

Development Summary as of June 30, 2006 (continued)

(Dollars in thousands)

Property and Location		Submarket	Wholly Owned or Joint Venture (JV)	Total Rentable Square Feet	Percentage Leased	Anticipated Total Cost	Cost to date	Outstanding Loan as of 6/30/2006	Anticipated Date of Operations

Redevelopment

940 Elkridge Landing Road (AS 7) Linthicum, Maryland	(1)	BWI Airport	Owned	55,063	0.00%	$6,455	$643	$—	2007

9965 Federal Drive Colorado Springs, Colorado		I-25 North Corridor	Owned	60,000	0.00%	3,716	2,192	—	2007

2900 Towerview Road Herndon, Virginia	(2)	Route 28 South	JV	139,877	55.89%	21,994	14,439	—	2007

7468 Candlewood Road Hanover, Maryland		BWI Airport	JV	471,587	0.00%	52,376	19,991	—	2008

Total Redevelopment				726,527	10.76%	$84,541	$37,265	$—

Under Development

5520 Research Park Drive (UMBC) Baltimore, Maryland		BWI Airport	Land Lease	110,000	0.00%	$22,733	$27	$—	2008

Rockville Corporate Center Rockville, Maryland		Rockville	Owned	110,000	0.00%	22,242	133	—	2008

300 Sentinel Drive (300 NBP) Annapolis Junction, Maryland		BWI Airport	Owned	202,400	0.00%	36,198	4,490	—	2008

316 Sentinel Drive (316 NBP) Annapolis Junction, Maryland		BWI Airport	Owned	125,000	0.00%	24,941	2,750	—	2008

7740 Milestone Parkway Hanover, Maryland		BWI Airport	Under Contract/ JV	151,800	0.00%	33,887	1,968	—	2008

Patriot Park View II Colorado Springs, Colorado		Colorado Springs East	Owned	90,000	0.00%	16,325	961	—	2008

6721 Columbia Gateway Drive Columbia, Maryland		Howard Co. Perimeter	Owned	131,550	0.00%	30,847	3,950	—	2008

16444 Commerce Drive Dahlgren, Virginia		King George County	Owned	56,000	0.00%	9,646	532	—	2008

Total Under Development				976,750	0.00%	$196,819	$14,811	$—

(1)                940 Elkridge Landing Road’s anticipated total cost excludes $4.8 million of incurred costs for land and building as this property was previously operational.

(2)                Although classified as “Redevelopment”, 78,171 square feet are operational.

 Year to Date Development Placed into Service as of June 30, 2006

(Dollars in thousands)

Property and Location	Submarket	Wholly Owned or Joint Venture (JV)	Total Rentable Square Feet	Development Square Feet Placed into Service	Percentage of Total Rentable Square Feet Leased or Committed

304 Sentinel Drive (304 NBP) Annapolis Junction, Maryland	BWI Airport	Owned	162,498	162,498	100.00%

306 Sentinel Drive (306 NBP) Annapolis Junction, Maryland	BWI Airport	Owned	157,396	93,324	59.29%

Total			319,894	255,822	79.97%

Land Inventory as of June 30, 2006

			Non-Wholly Owned			Wholly Owned
					Developable		Developable
Location	Submarket	Status	Acres		Square Feet	Acres	Square Feet

Westfields Corporate Center	Dulles South	owned	—		—	19	246,800
Westfields Corporate Center	Dulles South	owned	—		—	17	377,300
Westfields Corporate Center	Dulles South	owned	—		—	32	674,200
2900 Towerview Road	Route 28 South	JV	4		55,000	—	—
Woodland Park	Herndon	owned	—		—	5	225,000
Total Northern Virginia			4		55,000	73	1,523,300

National Business Park (Phase II)	BWI Airport	owned	—		—	19	627,500
National Business Park (Phase III)	BWI Airport	owned	—		—	178	1,250,000
National Business Park (Phase III)	BWI Airport	option	5		—	—	—
1243 Winterson Road (AS 22)	BWI Airport	owned	—		—	2	30,000
Arundel Preserve	BWI Airport	under contract/ JV	56	up to	1,648,000	—	—
Lot 8F	BWI Airport	owned	—		—	2	—
1460 Dorsey Road	BWI Airport	owned	—		—	6	60,000
7175 Riverwood	Howard Co. Perimeter	owned	—		—	4	60,000
Columbia Gateway Parcel T-11	Howard Co. Perimeter	owned	—		—	14	220,000
7125 Columbia Gateway Drive	Howard Co. Perimeter	owned	—		—	5	120,000
Total Baltimore / Washington Corridor			61		1,648,000	230	2,367,500

110 Thomas Johnson Drive	Frederick	owned	—		—	6	80,000
Rockville Corporate Center	Rockville	owned	—		—	5	110,000
Total Suburban Maryland			—		—	11	190,000

Unisys Campus	Blue Bell	owned	—		—	45	600,000
Unisys Campus	Blue Bell	option	27		354,000	—	—
Total Greater Philadelphia			27		354,000	45	600,000

Princeton Technology Center	Exit 8A - Cranbury	owned	—		—	19	250,000
Total Northern / Central New Jersey			—		—	19	250,000

Dahlgren Technology Center	King George County	owned	—		—	32	65,000
Expedition Park	St. Mary’s County	owned	—		—	6	60,000
Total St. Mary’s & King George Counties			—		—	38	125,000

Interquest	I-25 North Corridor	50% interest	132		935,000	—	—
9965 Federal Drive	I-25 North Corridor	owned	—		—	4	30,000
Patriot Park	Colorado Springs East	owned	—		—	52	560,000
Galley Road	Colorado Springs East	owned	—		—	20	300,000
Aerotech Commerce	Colorado Springs East	owned	—		—	13	120,000
Total Colorado Springs			132		935,000	89	1,010,000

San Antonio	San Antonio	owned	—		—	27	350,000
San Antonio	San Antonio	owned	—		—	31	375,000
Total San Antonio			—		—	58	725,000

TOTAL			224		2,992,000	563	6,790,800

This land inventory schedule excludes all properties listed as under construction, redevelopment or under development as detailed on pages 32 and 33.

Joint Venture Summary as of June 30, 2006

(Dollars in thousands)

Consolidated Properties

	Joint Venture							Option to
	Interest					Consolidated		Acquire
	Held By		Square		Total	Debt as	Recourse	Partner’s
Property and Location	COPT	Status	Feet	Acreage	Assets	of 6/30/06	to COPT	Interest

4230 Forbes Boulevard
Lanham, Maryland	50%	Operating	55,866	5 acres	$4,250	$3,685	Yes, up to $4.5 million	Yes

7468 Candlewood Road (1)
Hanover, Maryland	92.5%	Redevelopment	471,587	19 acres	21,326	—	N/A	Yes

2900 Towerview Road		Operating/
Herndon, Virginia	92.5%	Redevelopment	139,877	12 acres	16,274	—	N/A	Yes

1362 Mellon Road (Lot 6B)
Hanover, Maryland	50%	Construction	44,134	3 acres	6,146	4,043	Yes, up to $6.2 million	Yes

TOTAL					$47,996	$7,728

Unconsolidated Properties

	Joint Venture						Option to
	Interest				Off-Balance		Acquire
	Held By		Square	COPT	Sheet Debt as	Recourse	Partner’s
Property and Location	COPT	Status	Feet	Investment	of 6/30/06	to COPT	Interest

695 Route 46 (2)
Wayne, New Jersey	20%	Operating	157,394	$1,509	$13,752	No	No

Harrisburg Portfolio
Harrisburg, Pennsylvania	20%	Operating	671,759	$(3,067)	$66,600	No	No

(1)    The 7468 Candlewood Road project consists of 471,587 square feet of warehouse space and will be redeveloped into approximately 325,000 rentable square feet of office space.

(2)    The 695 Route 46 joint venture property was sold on July 26, 2006.

Reconciliations of Non GAAP Measurements

(Dollars in thousands)

	2006		2005
	June 30	March 31	December 31	September 30	June 30
Total Assets or Denominator for Debt to Total Assets	$2,309,118	$2,142,875	$2,129,759	$1,901,696	$1,890,448
Accumulated depreciation	197,395	183,920	174,935	163,381	165,058
Intangible assets on real estate acquisitions, net	100,132	85,699	90,984	67,686	66,354
Assets other than assets included in investment in real estate	(243,602)	(242,035)	(241,653)	(205,167)	(199,917)
Denominator for Debt to Undepreciated Book Value of Real Estate Assets	$2,363,043	$2,170,459	$2,154,025	$1,927,596	$1,921,943

GAAP Revenues from Real Estate Operations	$72,611	$71,227	$65,642	$61,682	$59,012
Revenues from discontinued operations	467	953	1,381	1,986	2,029
Other income/(expense)	—	—	—	—	—
Combined Real Estate Revenues	$73,078	$72,180	$67,023	$63,668	$61,041

GAAP Revenues from Real Estate Operations	$72,611	$71,227	$65,642	$61,682	$59,012
Property operating	(22,240)	(21,704)	(19,573)	(18,496)	(17,139)
Revenues from discontinued operations	467	953	1,381	1,986	2,029
Property operating from discontinued operations	(156)	(364)	(512)	(832)	(769)
Other revenue	—	—	(1)	(2)	(1)
Combined Net Operating Income	$50,682	$50,112	$46,937	$44,338	$43,132

GAAP Net Operating Income for Same Office Properties	$39,532	$39,796	$41,412	$39,948	$39,663
Less: Straight line rent adjustments	(790)	(956)	(1,362)	(1,327)	(1,289)
Less: Amortization of deferred market rental revenue	(54)	(116)	(242)	343	(114)
Cash Net Operating Income for Same Office Properties	$38,688	$38,724	$39,808	$38,964	$38,260

Depreciation and amortization	$18,603	$19,171	$15,237	$17,651	$14,713
Depreciation of furniture, fixtures and equipment	(259)	(270)	(195)	(178)	(171)
Depreciation and amortization from discontinued operations	146	168	368	376	545
Combined real estate related depreciation and other amortization	$18,490	$19,069	$15,410	$17,849	$15,087

Total tenant improvements and incentives on operating properties	$3,317	$2,873	$6,146	$3,484	$7,659
Total capital improvements on operating properties	2,536	3,123	2,944	2,760	1,973
Total leasing costs for operating properties	1,421	946	3,743	3,017	967
Less: Nonrecurring tenant improvements and incentives on operating properties	(1,752)	(1,281)	(4,872)	(1,199)	(5,883)
Less: Nonrecurring capital improvements on operating properties	(1,068)	(2,519)	(954)	(1,047)	(891)
Less: Nonrecurring leasing costs for operating properties	(1,076)	(358)	(1,969)	(2,070)	(532)

Add: Recurring improvements on operating properties held through joint ventures	47	24	188	—	—
Recurring capital expenditures	$3,425	$2,808	$5,226	$4,945	$3,293

Interest expense from continuing operations	$17,536	$17,481	$15,025	$14,027	$13,391
Interest expense from discontinued operations	100	234	349	469	525
Combined interest expense or denominator for interest coverage	$17,636	$17,715	$15,374	$14,496	$13,916
Scheduled principal amortization	4,101	7,559	3,819	3,750	3,789
Denominator for Debt Service Coverage	$21,737	$25,274	$19,193	$18,246	$17,705
Scheduled principal amortization	(4,101)	(7,559)	(3,819)	(3,750)	(3,789)
Preferred dividends - redeemable non-convertible	3,653	3,654	3,654	3,653	3,654
Preferred distributions	165	165	165	165	165
Denominator for Fixed Charge Coverage	$21,454	$21,534	$19,193	$18,314	$17,735

Common dividends for Earnings Payout Ratio	$11,853	$11,260	$11,069	$10,966	$9,381
Common distributions	2,357	2,374	2,386	2,452	2,205
Restricted shares	—	—	107	—	—
Dividends and distributions for FFO and AFFO Payout Ratio	$14,210	$13,634	$13,562	$13,418	$11,586